SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 11, 2003


                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

















Item 5. Other Events. On July 11, 2003, Green Mountain Power Corporation (the "Company") and the Vermont Department of Public Service (the "Department") reached agreement on a Memorandum of Understanding (the "Memorandum") regarding the Company's rates and allowed return on equity through the end of 2006, in connection with a cost of service filing made by the Company on April 15, 2003. The cost of service filing complied with an Order previously issued by the Vermont Public Service Board (the "Board") approving the sale of the Vermont Yankee nuclear power plant by Vermont Yankee Nuclear Power Corporation to Entergy Nuclear Vermont Yankee, LLC. The Memorandum is subject to approval by the Board, and provides, among other things, the following:
     Rate Stability: The Company's rates will remain unchanged until January 1, 2005, when they will increase by 1.9 percent, and an additional rate increase of
0.9 percent will be effective January 1, 2006, subject to the requirement that the Company file a cost of service filing with the Department and the Board 60 days prior to each rate increase that supports such increase. In addition, the Memorandum permits the Company to carry forward into 2004 any unused deferred revenue originally allowed in the Company's last rate case decision in January 2001.
     Earnings Cap: The Memorandum provides that the Company will reduce its current 11.25 percent allowed return on equity to 10.50 percent for 2003, 2004, 2005 and 2006. The Memorandum further provides that if the Company earns in excess of its earning cap, then any 2004 excess earnings shall be applied to reduce regulatory assets. Excess earnings in 2005 or 2006 shall be refunded to customers as a credit on customer bills or applied to reduce regulatory assets as the Department directs.
     Redesign of Rates: Within 60 days of the Board's approval of the Memorandum, the Company shall file with the Board a fully allocated cost of service study and rate redesign.
     Alternative Regulation Plan: The Company and the Department have agreed to work cooperatively to develop and propose an alternative regulation plan within 120 days after Board approval of the Memorandum. Such plan, if approved by the Board, would supersede the terms of the Memorandum.
     Amortization of Regulatory Assets: Under the Memorandum, amortization (recovery) of certain regulatory assets, including Pine Street Barge Canal environmental site costs, and past demand side management program costs will begin January 2005 and will be allowed in future rates according to amortization schedules set forth in the Memorandum.
     A  copy  of  the  Memorandum  is  attached  hereto  as  an  exhibit.
     There are statements herein that contain projections or estimates and that are considered to be "forward-looking" as defined by the Securities and Exchange Commission. In these statements, you may find words such as believes, expects, plans, or similar words. These statements are not guarantees of our future performance. There are risks, uncertainties and other factors that could cause actual results to be different from those projected.


ITEM  7  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS.
(a)  and  (b)  --not  applicable
(c)  Exhibits--not  applicable





     For further information, contact Dorothy Schnure, Manager of Corporate Communications, (802) 655-8418.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                                         Registrant
DATED:  July  16,  2003               By:/s/  Robert  J.  Griffin
                                         ------------------------
ROBERT  J.  GRIFFIN,  CONTROLLER  AND  TREASURER

 DATED:  July  16,  2003
                              By:/s/  Robert  J.  Griffin
                                 ------------------------
ROBERT  J.  GRIFFIN,  CONTROLLER  AND  TREASURER
                              (AS  PRINCIPAL  FINANCIAL  OFFICER)